UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2016

CYTORI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34375	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3020 Callan Road, San Diego, California 92121

(Address of principal executive offices, with zip code)

(858) 458-0900

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

A copy of an investor slide presentation that Cytori Therapeutics, Inc. (the “Company”) will use during a presentation at the 18th Annual Rodman and Renshaw Global Investment Conference on Tuesday, September 13, 2016 at 10:00AM Eastern Time (7:00 AM Pacific Time) at the Lotte New York Palace Hotel in New York, is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated by reference herein. Additionally, the Company has posted the slide presentation on the Company's Investor Relations website at http://ir.cytori.com and maintains the current version of its corporate presentation at such website.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Investor Presentation Material

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytori Therapeutics, Inc.

Date: September 13, 2016	/s/ Jeremy Hayden
Name: Jeremy Hayden
Title: General Counsel and VP of Business Development

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Exhibit Index

Exhibit No.	Description
99.1	Investor Presentation Material

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